THE STRIDE RITE CORPORATION

              FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 29, 1996

                                 Addendum 10(viii)





               Robert C. Siegel

               Karen K. Crider

               Dennis Garro

               John M. Kelliher

               Robert B. Moore, Jr.

               C. Madison Riley III

               Gerrald B. Silverman

               Diane M. Sullivan

               Joanna M. Jacobson

               John R. Ranelli

               Howard B. Collins, Jr.








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